UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

The Docs, Inc.

(Exact name of registrant as specified in its charter)

Nevada		36-4868730
(State or other jurisdiction		(IRS Employer
of Incorporation)		Identification Number)

5235 S. Durango Dr., Suite 103 Las Vegas, Nevada 89113 (Address of principal executive offices) (702) 592-0261 (Registrant’s telephone number)

Securities to be registered pursuant to Section 12(b) of the Act: None

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. . ..

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. X .

Securities Act registration statement file number to which this form relates: 333-252720

Securities to be registered pursuant to Section 12(g) of the Act:

Title of each class

to be so registered

___________________________________

Common Shares, par value $0.001 per share

INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant’s Securities to be Registered

A description of the Registrant’s Common Stock, par value $0.001, is set forth under the caption “Description of Securities” contained in the prospectus included in the Company’s Registration Statement on Form S-1 (File No. 333-252720), as originally filed with the Securities and Exchange Commission on February 3, 2021, and amendments thereto (the “Registration Statement”), is hereby incorporated by reference in response to this item.

Item 2. Exhibits

The following exhibits are incorporated herein by reference:

Exhibit	Description	Reference

3.1	Articles of Incorporation	Filed on February 3, 2021 as Exhibit 3.1 to the registrant 's Registration Statement on Form S-1 (File No. 333-252720) and incorporated herein by reference.
3.2	ByLaws	Filed on February 3, 2021 as Exhibit 3.2 to the registrant 's Registration Statement on Form S-1 (File No. 333-252720) and incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

The Docs, Inc.
By: /s/ Mark A. Cole
Date: July 19, 2022	Mark A. Cole Chief Executive Officer, President, Director, Principal Executive Officer Principal Financial Officer and Accounting Officer